UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period:  October 31, 2019

Item 1. Reports to Stockholders.

Marmont Redwood
International Equity Fund

Retail Shares  MRIDX
Institutional Shares  MRILX

Annual Report
October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker dealer or bank. Instead, the reports will be made available on the Fund’s website, www.marmontpartners.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-833-627-6668, sending an e-mail request to inquiries@marmontpartners.com, or by enrolling at www.marmontpartners.com. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-833-627-6668 or send an email request to inquiries@marmontpartners.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Marmont Redwood International Equity Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	6
Sector Allocation	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Expense Example	27
Notice to Shareholders	29
Approval of Interim Sub-Advisory Agreement	31
Trustees and Officers	34
Notice of Privacy Policy & Practices	37

Marmont Redwood International Equity Fund

LETTER TO SHAREHOLDERS

Dear Shareholders,

Since the Marmont Redwood International Equity Fund (“the Fund”) inception date on February 14, 2018, the Fund generated a return of 1.34% on its Institutional Shares for the period ending October 31, 2019.  The Fund’s Retail Shares, which launched on September 17, 2018, generated a return of -1.04% for the period ending October 31, 2019. This performance compared to 1.11% for its benchmark, the MSCI World ex-USA Index, Net (USD) for the same period.  For the year-to-date period ending October 31, 2019, the Fund generated a return of 19.09% (Institutional Shares) and 18.88% (Retail Shares).  During the same ten-month period, the MSCI World ex-USA Index, Net (USD) generated a 17.24% return.

			MSCI World
	MRILX	MRIDX	ex-USA, Net (USD)
1 Year*	-5.65%	-5.93%	-0.95%
Since Inception (Inception Date: 2/14/18)*	-0.86%		-0.80%
Since Inception (Inception Date: 9/17/2018)*		-4.59%	0.70%

*	Annualized as of previous quarter end September 30, 2019

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is rounded to the nearest hundredth. Performance current to the most recent month-end can be obtained by calling 833-627-6668. The Gross Expense Ratios for MRILX is 11.33% and the Net Expense Ratio is 1.02%, as of the Prospectus dated February 28, 2019. The Gross Expense Ratios for MRIDX is 11.58% and the Net Expense Ratio is 1.27%, as of the Prospectus dated February 28, 2019. The Adviser has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the Fund’s total annual fund operating expenses to an amount equal to the Management Fees until February 14, 2021.

On a year-to-date basis as of October 31, 2019, the top five portfolio contributors for the portfolio were: Cellnex Telecom S.A., Nestle S.A., Koninklijke DSM N.V., PUMA SE, and LVMH Moet Hennessy Louis Vuitton SE.  All five of the top contributors remained in the Fund at the end of the period.  Cellnex Telecom is the largest independent tower company in Europe. Cellnex appears well positioned to benefit from the continued strong growth in mobile data usage and the coming 5G build-out.  Nestle SA, with a 150-year-plus history, is the largest food and beverage manufacturer in the world by sales.  The company has a vast portfolio of global products including a stake in L’Oréal, which could be used as leverage to create additional shareholder value.  Koninklijke DSM N.V. manufactures and sells nutritional and pharmaceutical ingredients and industrial chemicals.  Management refocused the company’s business on more valued-added areas and divested its commodity related businesses. The repositioned business has generated more consistent financial results, higher margins and improved returns.

Marmont Redwood International Equity Fund

During the same period, the top five portfolio detractors for the portfolio were: Burford Capital Limited, Wirecard AG, SG Holdings Co., Ltd., a2 Milk Company, and Unicharm Corporation.  Wirecard AG, SG Holdings and Unicharm Corporation were sold during the period while Burford Capital Limited and a2 Milk Company remain in the Fund as of the end of the period.  Burford is the leading global litigation finance provider. The company invests in litigation assets via both its own balance sheet and third-party capital, and only represents plaintiffs in corporate cases where there is money to be recouped from a positive decision or settlement.  Wirecard is the European payment processor for online transactions with products across the entire value chain and serves as both a merchant acquirer and issuer.  The a2 Milk Company is a New Zealand licensor and marketer of fresh milk, infant formula, and other dairy products that lack the A1 beta-casein protein.

At the end of the period, the Fund held 40 stocks across various international regions and sectors.  Relative to the benchmark, the Fund carried an overweight to Switzerland and Netherlands, and a relative underweight to Canada and France. Relative sector exposure to the benchmark, the Fund was overweight to information technology and consumer staples, and a relative underweight to financials and real estate.

The Fund exhibited the following strategy themes:

-	Beneficiaries of evolving consumer behavior with a focus on e-commerce, health-consciousness, and entertainment choices
-	Non-bank financials with innovative business models that target underserved markets
-	SaaS software companies enabling economic transformation at an increasing rate
-	Participants in the build-out and optimization of next generation wireless communications infrastructure

As always, we look to build a portfolio full of companies which we expect to deliver earnings growth materially above consensus expectations, which most are currently doing. This has been, and we believe should continue to be, the driver of our long-term performance and we remain optimistically committed to the core approach that guides our stock selection.

Sincerely,

Redwood Investments, LLC

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Fund holdings and/or sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Marmont Redwood International Equity Fund

Mutual fund investing involves risk, including the loss of principal.  Investments in foreign securities involve greater volatility and political, economic, and currency risks and differences in accounting methods. These risks are greater in emerging markets. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Must be preceded or accompanied by a prospectus.

The Marmont Redwood International Equity Fund is distributed by Quasar Distributors, LLC.

You cannot invest directly into an index.

Earnings growth is not representative of the Fund’s future performance.

The MSCI World ex-USA Index, Net (USD) captures large and mid-cap representation across 22 of 23 Developed Markets countries excluding the United States. With 1,013 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Marmont Redwood International Equity Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $100,000 Investment
in the Marmont Redwood International Equity Fund – Institutional Shares and
MSCI World ex-USA Net (USD)

		Since Inception
Total Return Period Ended October 31, 2019:	1 Year	(2/14/2018)
Marmont Redwood International Equity Fund – Institutional Shares	11.80%	1.34%
Marmont Redwood International Equity Fund – Retail Shares(1)	11.48%	1.08%
MSCI World ex-USA Net (USD)	11.08%	1.11%

Expense ratios*:	Gross 11.33%, Net 1.02% (Institutional Shares);
Gross 11.58%, Net 1.27% (Retail Shares)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-833-627-6668.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on February 14, 2018, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through February 14, 2021.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

(1)
The inception date of the Retail Shares is September 17, 2018.  Performance shown prior to the inception of the Retail Shares reflects the performance of the Institutional Shares and includes expenses that are applicable to, and are higher than, those of the Institutional Shares.  The actual performance during the period September 17, 2018 (Retail Share inception) through October 31, 2019 was -1.04%.

*	The expense ratios presented are from the most recent prospectus.

Marmont Redwood International Equity Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at October 31, 2019 (Unaudited)

COUNTRY ALLOCATION OF PORTFOLIO ASSETS
at October 31, 2019 (Unaudited)

Japan	19.2%
Switzerland	16.2%
Germany	10.0%
United Kingdom	9.2%
France	6.9%
Netherlands	6.8%
Italy	4.6%
Sweden	4.2%
Spain	4.1%
Austria	3.0%
Finland	2.7%
Israel	2.5%
Cayman Islands	1.8%
Canada	1.7%
Guernsey	1.7%
New Zealand	1.6%
Short-Term Investments and Other	3.8%

Percentages represent market value as a percentage of net assets.

Marmont Redwood International Equity Fund

SCHEDULE OF INVESTMENTS
at October 31, 2019

	Number of
COMMON STOCKS – 96.2%	Shares	Value
Communication Services – 5.7%
Cellnex Telecom SA	4,541	$195,939
Deutsche Telekom AG	7,645	134,518
Nintendo Co. Ltd.	595	218,239
		548,696
Consumer Discretionary – 12.7%
Dollarama, Inc.	4,950	166,528
JD Sports Fashion PLC	31,043	308,802
LVMH Moet Hennessy Louis Vuitton SE	545	232,745
Pan Pacific International Holdings Corp.	13,176	207,408
Puma SE	4,010	301,660
		1,217,143
Consumer Staples – 14.9%
a2 Milk Co. Ltd. (a)	19,138	158,093
Budweiser Brewing Co. APAC Ltd. (a)	47,014	171,894
Coca-Cola HBC AG	8,074	245,843
L’Oreal SA	846	247,084
Nestle SA	3,908	418,083
Remy Cointreau SA	1,351	180,794
		1,421,791
Energy – 6.8%
Lundin Petroleum AB	6,020	199,371
Neste Oyj	7,065	255,276
Repsol SA	11,846	195,219
		649,866
Financials – 11.8%
Burford Capital Ltd.	13,937	158,676
ING Groep NV	21,568	244,225
Intermediate Capital Group PLC	12,207	234,933
Partners Group Holding AG	334	261,008
UniCredit S.p.A.	17,736	225,017
		1,123,859

The accompanying notes are an integral part of these financial statements.

Marmont Redwood International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2019

	Number of
COMMON STOCKS – 96.2% (Continued)	Shares	Value
Health Care – 11.0%
Amplifon S.p.A.	8,521	$214,289
Asahi Intecc Co. Ltd.	7,856	216,161
Lonza Group AG	622	224,189
Roche Holding AG	1,307	393,349
		1,047,988
Industrials – 11.2%
Bunzl PLC	7,295	189,778
Experian PLC	4,597	144,904
MTU Aero Engines AG	1,178	315,034
Nihon M&A Center, Inc.	7,000	212,836
Recruit Holdings Co. Ltd.	6,284	208,843
		1,071,395
Information Technology – 14.6%
GMO Payment Gateway, Inc.	3,255	239,891
Nice Ltd. (a)	1,513	238,661
NXP Semiconductors NV	2,551	289,998
Obic Co. Ltd.	1,677	209,969
SAP SE	1,543	204,450
Telefonaktiebolaget LM Ericsson	23,680	206,935
		1,389,904
Materials – 4.5%
Koninklijke DSM NV	945	112,160
Taiyo Nippon Sanso Corp.	13,595	318,255
		430,415
Utilities – 3.0%
Verbund AG	5,242	283,986
TOTAL COMMON STOCKS
(Cost $8,229,304)		9,185,043

The accompanying notes are an integral part of these financial statements.

Marmont Redwood International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2019

	Number of
SHORT-TERM INVESTMENT – 3.7%	Shares	Value
MONEY MARKET FUND – 3.7%
First American Government Obligations Fund –
Class X, 1.87% (b)	349,460	$349,460
TOTAL SHORT-TERM INVESTMENT
(Cost $349,460)		349,460
TOTAL INVESTMENTS
(Cost $8,578,764) – 99.9%		9,534,503
Other Assets in Excess of Liabilities – 0.1%		12,939
TOTAL NET ASSETS – 100.0%		$9,547,442

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of October 31, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Marmont Redwood International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2019

Assets:
Investments, at value (cost of $8,578,764)	$9,534,503
Foreign currencies, at value (cost $22,634)	22,781
Receivables:
Dividends and interest	20,543
Due from advisor	15,907
Prepaid expenses	16,606
Total assets	9,610,340

Liabilities:
Payables:
Administration and fund accounting fees	18,526
Distribution fees	2,041
Reports to shareholders	5,131
Compliance expense	1,301
Custody fees	3,424
Transfer agent fees and expenses	11,038
Other accrued expenses	21,437
Total liabilities	62,898

Net assets	$9,547,442

Net assets consist of:
Paid in capital	$9,960,104
Total accumulated deficit	(412,662)
Net assets	$9,547,442

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$7,068,935
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	690,819
Net asset value, offering price and redemption price per share	$10.23

Retail Shares:
Net assets applicable to outstanding Retail Shares	$2,478,507
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	242,925
Net asset value, offering price and redemption price per share	$10.20

The accompanying notes are an integral part of these financial statements.

Marmont Redwood International Equity Fund

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2019

Investment income:
Dividends (net of foreign taxes withheld of $22,085)	$182,663
Interest	6,305
Total investment income	188,968

Expenses:
Administration and fund accounting fees (Note 4)	108,744
Investment advisory fees (Note 4)	96,670
Transfer agent fees and expenses	68,186
Federal and state registration fees	45,689
Custody fees	45,543
Legal fees	19,564
Compliance expense	16,013
Audit fees	15,502
Trustees’ fees and expenses	11,158
Reports to shareholders	7,453
Distribution fees (Note 5)
Distribution fees – Retail Shares	5,923
Other	8,411
Total expenses before reimbursement from advisor	448,856
Expense reimbursement from advisor (Note 4)	(346,262)
Net expenses	102,594
Net investment income	86,374

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	(1,249,490)
Foreign currency related transactions	197
Net change in unrealized gain (loss) on:
Investments	1,809,163
Foreign currency related translations	198,343
Net realized and unrealized gain on investments	758,213
Net increase in net assets resulting from operations	$844,587

The accompanying notes are an integral part of these financial statements.

Marmont Redwood International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	October 31, 2019	October 31, 2018*
Operations:
Net investment income	$86,374	$481
Net realized loss on investments	(1,249,293)	(223,283)
Net change in unrealized
gain (loss) on investments	2,007,506	(1,051,541)
Net increase (decrease) in net assets
resulting from operations	844,587	(1,274,343)

Capital Share Transactions:
Proceeds from shares sold
Retail shares	174,168	2,488,184
Institutional shares	351,239	10,788,798
Cost of shares redeemed
Retail Shares	(339,536)	—
Institutional shares	(3,453,440)	(32,215)
Net increase (decrease) in net assets
from capital share transactions	(3,267,569)	13,244,767

Total increase (decrease) in net assets	(2,422,982)	11,970,424

Net Assets:
Beginning of period	11,970,424	—
End of period	$9,547,442	$11,970,424

Changes in Shares Outstanding:
Shares sold
Retail shares	18,574	261,363
Institutional shares	37,976	1,050,588
Shares redeemed
Retail shares	(37,012)	—
Institutional shares	(394,325)	(3,420)
Net increase (decrease) in shares outstanding	(374,787)	1,308,531

*	The Marmont Redwood International Equity Fund – Institutional Shares commenced operations on February 14, 2018. The Retail Shares commenced operations on September 17, 2018.

The accompanying notes are an integral part of these financial statements.

Marmont Redwood International Equity Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Institutional Shares

		February 14, 2018*
	Year Ended	through
	October 31, 2019	October 31, 2018
Net Asset Value – Beginning of Period	$9.15	$10.00

Income from Investment Operations:
Net investment income[1]	0.09	—	[2]
Net realized and unrealized
gain (loss) on investments	0.99	(0.85)
Total from investment operations	1.08	(0.85)

Net Asset Value – End of Period	$10.23	$9.15

Total Return	11.80%	(8.50	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$7,069	$9,580
Ratio of operating expenses to average net assets:
Before reimbursements	4.57%	11.31	%+
After reimbursements	1.00%	1.00	%+
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(2.63)%	(10.25	)%+
After reimbursements	0.94%	0.06	%+
Portfolio turnover rate[3]	81%	53	%^

*	Commencement of operations for Institutional Shares was February 14, 2018.
+	Annualized
^	Not Annualized
[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01 per share.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.

The accompanying notes are an integral part of these financial statements.

Marmont Redwood International Equity Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Retail Shares

		September 17, 2018*
	Year Ended	through
	October 31, 2019	October 31, 2018
Net Asset Value – Beginning of Period	$9.15	$10.32

Income from Investment Operations:
Net investment income/(loss)[1]	0.07	(0.01)
Net realized and unrealized
gain (loss) on investments	0.98	(1.16)
Total from investment operations	1.05	(1.17)

Net Asset Value – End of Period	$10.20	$9.15

Total Return	11.48%	(11.34	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$2,479	$2,390
Ratio of operating expenses to average net assets:
Before reimbursements	4.88%	4.43	%+
After reimbursements	1.25%	1.25	%+
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(2.87)%	(3.99	)%+
After reimbursements	0.76%	(0.81	)%+
Portfolio turnover rate[2]	81%	53	%^

*	Commencement of operations for Retail Shares was September 17, 2018.
+	Annualized
^	Not Annualized
[1]	The net investment income/(loss) per share was calculated using the average shares outstanding method.
[2]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.

The accompanying notes are an integral part of these financial statements.

Marmont Redwood International Equity Fund

NOTES TO FINANCIAL STATEMENTS
at October 31, 2019

NOTE 1 – ORGANIZATION

The Marmont Redwood International Equity Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified series of the Trust, an open-end investment management company and was organized as a Delaware statutory trust on April 4, 2006. The Fund’s Institutional Shares commenced operations on February 14, 2018.  The Fund’s Retail Shares commenced operations on September 17, 2018.  Each class of shares differs principally in its respective distribution expenses.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  Marmont Partners LLC (the “Advisor”) serves as the investment advisor to the Fund. Redwood Investments, LLC (the “Sub-Advisor”) serves as the sub-advisor to the Fund. As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on the Fund’s 2018 or 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Discounts and premiums on fixed income securities are amortized using the effective interest method.

Marmont Redwood International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2019

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.	Redemption Fees: The Fund does not charge redemption fees to shareholders.

F.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Foreign Currency: Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain/loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of October 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to

Marmont Redwood International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2019

sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Effective January 1, 2020, the Marmont Redwood International Equity Fund will become the Hardman Johnston International Growth Fund (the “Fund”).

At a meeting held on November 12, 2019, the Board of Manager Directed Portfolios (the “Board”) approved a new sub-advisory agreement, subject to shareholder approval, between Marmont Partners LLC (“Marmont Partners”) and Hardman Johnston Global Advisors LLC (“Hardman Johnston”) for the Fund on a permanent basis (the “Permanent Sub-Advisory Agreement”). In order for Hardman Johnston to continue to serve as the sub-advisor to the Fund following the term of the interim sub-advisory agreement (which is effective from January 1, 2020 for up to 150 days), Fund shareholders must approve the Permanent Sub-Advisory Agreement.

Also at the Board’s meeting held on November 12, 2019, the Board approved to hold a special meeting of the Fund’s shareholders on January 21, 2020 (the “Special Meeting”). At the Special Meeting, shareholders will be asked: (1) to approve a new sub-advisory agreement between Marmont Partners and Hardman Johnston on behalf of the Fund; and (2) to approve the reclassification of the Fund from a “diversified fund” to a “non-diversified fund,” within the meaning of the Investment Company Act of 1940, as amended.

Shareholders of record of the Fund as of the close of business on December 3, 2019 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting. A proxy statement and proxy card were mailed to shareholders on or about December 13, 2019.

Additionally, the Fund paid out an income distribution to Institutional Class shareholders on December 11, 2019. Details are listed below.

Ordinary Income Rate:

Share Class	Ex-date	Pay date	Distribution Rate/Share
Institutional	December 11, 2019	December 11, 2019	0.55156806

I.
Recent Accounting Pronouncements and Rule Issuances: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement

Marmont Redwood International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2019

disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter

Marmont Redwood International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2019

market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its net asset value (“NAV”) because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by an event (a “Significant Event”) occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, or even occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of October 31, 2019, was comprised of officers of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, news events and significant events such as those described previously.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The Fund uses ICE Data Services (“ICE”) as a third-party fair valuation vendor. ICE provides a fair value for

Marmont Redwood International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2019

foreign securities in the Fund based on certain factors and methodologies applied by ICE in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Valuation Committee.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price a foreign security may result in a value that is different from the foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally classified in Level 2 of the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2019.

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$548,696	$—	$548,696
Consumer Discretionary	468,188	748,955	—	1,217,143
Consumer Staples	171,894	1,249,897	—	1,421,791
Energy	—	649,866	—	649,866
Financials	—	1,123,859	—	1,123,859
Health Care	—	1,047,988	—	1,047,988
Industrials	—	1,071,395	—	1,071,395
Information Technology	289,998	1,099,906	—	1,389,904
Materials	—	430,415	—	430,415
Utilities	—	283,986	—	283,986
Total Common Stocks	930,080	8,254,963	—	9,185,043
Short-Term Investment	349,460	—	—	349,460
Total Investments in Securities	$1,279,540	$8,254,963	$—	$9,534,503

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended October 31, 2019, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets of the Fund.  For the fiscal year ended October 31, 2019, the Fund incurred $96,670 in advisory fees.  The Advisor has hired Redwood Investments, LLC as a sub-advisor to the Fund.  The Advisor pays the Sub-Advisor fee for the Fund from its own assets and these fees are not an additional expense of the Fund.

Marmont Redwood International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2019

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses [excluding Rule 12b-1 plan fees, shareholder servicing plan fees, any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, brokerage commissions, interest and extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for each class of shares:

Marmont Redwood International Equity Fund
Institutional Shares	1.00%
Retail Shares	1.25%

For the fiscal year ended October 31, 2019, the Advisor reduced its fees and absorbed Fund expenses in the amount of $346,262 for the Fund. The waivers and reimbursements will remain in effect through February 14, 2021 unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

10/31/2021	10/31/2022	Total
$198,676	$346,262	$544,938

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the fiscal year ended October 31, 2019, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$108,744
Custody	$ 45,543
Transfer agency(a)	$ 51,745

(a) Does not include out-of-pocket expenses.

Marmont Redwood International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2019

At October 31, 2019, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$18,526
Custody	$ 3,424
Transfer agency(a)	$ 8,558

(a) Does not include out-of-pocket expenses.

     Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is deemed to be an interested person of the Trust due to his former position with the Distributor.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Retail Shares.  The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the fiscal year ended October 31, 2019, the Marmont Redwood International Equity Fund incurred distribution expenses on its Retail Shares of $5,923.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended October 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
International Equity Fund	$7,663,001	$10,715,271

There were no purchases or sales of long-term U.S. Government securities.

Marmont Redwood International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2019

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$8,657,981
Gross unrealized appreciation	1,219,398
Gross unrealized depreciation	(342,652)
Net unrealized appreciation	876,746
Undistributed ordinary income	84,081
Undistributed long-term capital gain	—
Total distributable earnings	84,081
Other accumulated gains/(losses)	(1,373,489)
Total accumulated earnings/(losses)	$(412,662)

(a)	The difference between the book basis and tax basis net unrealized depreciation and cost is attributable primarily to wash sales, and the mark-to-market of passive foreign investment companies.

As of October 31, 2019, the Fund had short-term tax basis capital losses with no expiration date of $1,373,489.

NOTE 8 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

Equity Market Risk: Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Foreign Securities and Currency Risk: Foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Those risks are increased for investments in emerging markets. Securities that are denominated in foreign currencies are subject to further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  Income earned on foreign securities may be subject to foreign withholding taxes.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the Advisor’s and Sub-Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis

Marmont Redwood International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2019

and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

New Fund Risk:  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

Emerging and Frontier Markets Risk:  Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets.  As a result, the risks of investing in emerging markets are magnified in frontier markets, and include potential for extreme price volatility and illiquidity; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and relatively new and unsettled securities laws.

Large Capitalization Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Medium and Small Capitalization Risk:  Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of medium and smaller capitalization issuers may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

NOTE 9 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Marmont Redwood International Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Marmont Redwood International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Marmont Redwood International Equity Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended and the statements of changes in net assets for the year then ended and for the period from February 14, 2018 (commencement of operations) through October 31, 2018 and the financial highlights for the year then ended and from commencement of operations (February 14, 2018 for Institutional Shares and September 17, 2018 for Retail Shares) to October 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations, the changes in its net assets and its financial highlights for the periods presented above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
December 27, 2019

Marmont Redwood International Equity Fund

EXPENSE EXAMPLE
October 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from May 1, 2019 to October 31, 2019 for the Institutional and Retail Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Marmont Redwood International Equity Fund

EXPENSE EXAMPLE (Continued)
October 31, 2019 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/19	10/31/19	5/1/19 – 10/31/19
Actual
Institutional Shares	$1,000.00	$1,049.20	$5.17
Retail Shares	$1,000.00	$1,047.20	$6.45

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,020.16	$5.09
Retail Shares	$1,000.00	$1,018.90	$6.36

(1)
Expenses are equal to the Institutional and Retail Shares’ annualized expense ratio of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

Marmont Redwood International Equity Fund

NOTICE TO SHAREHOLDERS
at October 31, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-833-627-6668 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-833-627-6668.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-833-627-6668.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-833-627-6668 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Marmont Redwood International Equity Fund

NOTICE TO SHAREHOLDERS (Continued)
at October 31, 2019 (Unaudited)

Foreign Tax Credit

For the Year Ended October 31, 2019, the fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception to the foreign taxes paid in the United Kingdom.  The United Kingdom foreign taxes paid by the fund do not qualify to be passed through to the Fund’s shareholders.

	Gross Foreign	Foreign Tax
	Income	Paid
Austria	$2,139	$321
Australia	2,443	0
Canada	12,642	1,896
Finland	6,053	908
France	14,737	2,211
Germany	27,449	2,348
Guernsey	1,514	0
Italy	4,328	649
Japan	20,969	3,073
Jersey	3,223	0
Netherlands	16,062	2,409
Singapore	7,688	0
Spain	13,388	2,008
Sweden	10,468	1,570
Switzerland	33,064	4,691
United Kingdom	28,581	0
	$204,748	$22,084

Marmont Redwood International Equity Fund

APPROVAL OF INTERIM SUB-ADVISORY AGREEMENT
(Unaudited)

Marmont Redwood International Equity Fund (to be renamed Hardman Johnston International Growth Fund, effective January 1, 2020) – Approval of the Interim Investment Sub-Advisory Agreement with Hardman Johnston

The Board of Trustees (the “Board” or “Trustees”) of Manager Directed Portfolios (the “Trust”) met on October 28, 2019 (the “Meeting”) to consider the interim investment sub-advisory agreement between Marmont Partners LLC (“Marmont Partners”), the investment adviser to the Marmont Redwood International Equity Fund (to be renamed the Hardman Johnston International Growth Fund, effective January 1, 2020) (the “Fund”) and Hardman Johnston Global Advisors LLC (“Hardman Johnston”) (the “Interim Sub-Advisory Agreement”). In conjunction with the meeting, the Board requested and received materials to assist it in considering the approval of the Interim Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Interim Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and the factors the Board should consider in considering the approval of the Interim Sub-Advisory Agreement, information relating to the past performance of Hardman Johnston, as well as the proposed sub-advisory fee paid by Marmont Partners to Hardman Johnston, due diligence materials relating to Hardman Johnston, including the current Form ADV for Hardman Johnston, and other pertinent information.

Based on their evaluation of the information provided, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)), approved the Interim Sub-Advisory Agreement for a term not exceeding 150 days. The Independent Trustees also met in executive session with legal counsel to review their duties in considering the Interim Sub-Advisory Agreement and the information provided. Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Interim Sub-Advisory Agreement. These considerations were based on materials requested by the Trustees and the Trust’s administrator specifically for the Meeting, as well as the presentation made by a representative from Marmont Partners during the Meeting with the Trustees.

1.	NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services that would be provided by Hardman Johnston to the Fund. The Board considered the services to be provided by Hardman Johnston, including the fund marketing and distribution services, as well as portfolio management, strategy implementation, research and trading services. The Trustees also considered Hardman Johnston’s financial condition; the quality of Hardman Johnston’s regulatory and legal compliance policies, procedures, and systems; and Hardman Johnston’s brokerage and trading practices, including with respect to best execution and soft dollars.

Marmont Redwood International Equity Fund

APPROVAL OF INTERIM SUB-ADVISORY AGREEMENT (Continued)
(Unaudited)

The Trustees considered the specific responsibilities of Marmont Partners and Hardman Johnston in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of key personnel at Hardman Johnston who would be involved in the day-to-day activities of the Fund. Cassandra A. Hardman, CFA, CIO of International and Global Strategies and Chief Executive Officer of Hardman Johnston, will begin serving as the Fund’s lead portfolio manager, effective January 1, 2020. Two additional investment personnel who are members of Hardman Johnston’s International and Global Investment Team support Ms. Hardman in her role: James G. Pontone, Portfolio Manager; and Henry Woo, CFA, Director of Research, Portfolio Manager. The Trustees noted that Hardman Johnston was formed in 1985 and that as of September 30, 2019, Hardman Johnston managed over $6.03 billion in assets.

The Trustees considered the performance of a composite of accounts managed by Hardman Johnston with an investment objective and strategies substantially similar to those of the Fund. The Trustees reviewed the information provided by Hardman Johnston response to the due diligence questionnaire and other information provided by Hardman Johnston. The Trustees also considered the overall capability of Hardman Johnston to manage the Fund’s assets. The Trustees, in consultation with counsel to the Independent Trustees and the Trust’s CCO, reviewed the compliance program maintained by Hardman Johnston, including its code of ethics, and received an affirmation from the Trust’s CCO that the compliance program was compliant with Rule 206(4)-7(a) promulgated under the Advisers Act. The Trustees concluded that Hardman Johnston had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures necessary to perform their duties under the Interim Sub-Advisory Agreement, and that the nature, overall quality, and extent of the management services to be provided by Hardman Johnston to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE SUB-ADVISOR

The Trustees reviewed performance of other international equity accounts managed by Hardman Johnston with strategies similar to the investment strategy of the Fund. The Trustees noted that the Hardman Johnston composite had outperformed the MSCI EAFE Net Index for the one-year, three-year, five-year, and since inception periods ended December 31, 2018. In addition, the Trustees noted that the Hardman Johnston composite had also outperformed the MSCI AC World ex US Net Index for the three-year and five-year periods ended December 31, 2018.

The Trustees concluded the performance obtained by Hardman Johnston for accounts managed using a strategy similar to the Fund was satisfactory. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Hardman Johnston’s portfolio management services.

Marmont Redwood International Equity Fund

APPROVAL OF INTERIM SUB-ADVISORY AGREEMENT (Continued)
(Unaudited)

3.	COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE SUB-ADVISOR

The Trustees considered that the terms of the Interim Sub-Advisory Agreement are substantially similar to the terms of the previous sub-advisory agreement except for the identity of the sub-advisor and the term of the agreement. Under the Interim Sub-Advisory Agreement and pursuant to the 1940 Act, Hardman Johnston is permitted to serve as an interim sub-advisor to the Fund until shareholders approve a permanent sub-advisory agreement or May 30, 2020.

The Trustees reviewed and considered the sub-advisory fees to be payable by Marmont Partners to Hardman Johnston under the Interim Sub-Advisory Agreement. Because the sub-advisory fees are paid by Marmont Partners, the overall advisory fee paid by the Fund would not be directly affected by the sub-advisory fees paid to Hardman Johnston. Consequently, the Trustees did not consider the costs of services provided by Hardman Johnston or the profitability of Hardman Johnston’s relationship with the Fund to be material factors for consideration. The Trustees concluded that the sub-advisory fee to be paid to Hardman Johnston by Marmont Partners was reasonable in light of the services to be provided by Hardman Johnston.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Because the sub-advisory fees payable to Hardman Johnston would not be paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Hardman Johnston from its association with the Fund. The Board noted that Hardman Johnston expects to benefit from increased trading volume and assets under management. The Board determined that such benefits were appropriate.

CONCLUSIONS

In considering the Interim Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement for up to 150 days while the Fund seeks shareholder approval of a permanent sub-advisory agreement.

Marmont Redwood International Equity Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years
INTERESTED TRUSTEE

James R.	Trustee and	Distribution consultant since	9	None
Schoenike(2)	Chairman since	2018, President and CEO,
(Born 1959)	July 2016	Board of Managers, Quasar
Distributors, LLC
(2013 – 2018).

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Director,
(Born 1962)	July 2016 and	Financial Services (US) LLC		Guestlogix Inc.
	Lead Independent	(a provider of independent		(a provider of
	Trustee since	governance and distribution		ancillary-focused
	May 2017	support for the asset management		technology to the
		industry), since 2013.		travel industry)
(2015 – 2016);
Trustee, XAI
Octagon Floating
Rate & Alternative
Income Term
Trust, since 2017.

Marmont Redwood International Equity Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years
Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures LP,
since 2018; Manager, Motley Fool
Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC (2008 – 2019).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Marmont Redwood International Equity Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name,	Position(s) Held with
Year of Birth	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years
OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	Fund Services, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, Fund Services, since 2005
since July 1, 2016

Gerard Scarpati(2)	Chief Compliance	Compliance Director, Vigilant, since 2010
(Born 1955)	Officer and
Anti-Money Laundering
Compliance Officer,
since July 1, 2016

Alyssa M. Bernard(1)	Secretary, since	Assistant Vice President, Compliance and
(Born 1988)	August 20, 2019	Administration, Fund Services, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-833-627-6668.

Marmont Redwood International Equity Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-833-627-6668.

(This Page Intentionally Left Blank.)

Investment Advisor
Marmont Partners LLC
925 West Lancaster Avenue, Suite 220
Bryn Mawr, PA 19010

Investment Sub-Advisor
Redwood Investments, LLC
One Gateway Center, Suite 802
Newton, MA 02458

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(833) 627-6668

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$12,500	$10,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date  1/6/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date  1/6/2020

By (Signature and Title)*    /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
Principal Financial Officer

Date  1/6/2020

* Print the name and title of each signing officer under his or her signature.